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                        THE HARTFORD MUTUAL FUNDS, INC.
                        SUPPLEMENT DATED MARCH 28, 2001
                     TO THE PROSPECTUS DATED MARCH 1, 2001
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                      CLASS A, CLASS B AND CLASS C SHARES
                            THE HARTFORD MIDCAP FUND

     Effective as of the close of business on June 29, 2001, A, B and C share classes of The Hartford MidCap Fund will be closed to new investors. The fund's board of directors authorized this decision to limit the fund's size in order to permit the fund to continue following its current investment strategy of investing in mid cap stocks. If you own A, B or C class shares on June 29, 2001, you will be permitted to purchase additional shares for your account after that date and also to exchange shares from your other Hartford Mutual Funds into the fund in accordance with the fund's normal exchange policy. However, if you redeem all of your A, B or C class shares at any time after June 29, 2001, you may not invest in the fund again while it remains closed.

  This Supplement should be retained with the Prospectus for future reference.

                        THE HARTFORD MUTUAL FUNDS, INC.
                                 P.O. BOX 8416
                             BOSTON, MA 02266-8416